Exhibit 10.10

# DIRECTPOINTE FINANCIAL SERVICES

*Making Technology Affordable*

## MASTER LEASE AGREEMENT

| LESSOR | |
|---|---|
| FULL LEGAL NAME: | DirectPointe Financial Services, Inc. |
| ADDRESS: | 333 South 520 West Suite 205 Lindon, UT 84042 |
| MASTER LEASE AGREEMENT ORDER NO. | 071809 |
| PHONE FAX & E-MAIL: | 801.803.3881 / 801.808.3500 |

| LESSEE | |
|---|---|
| FULL LEGAL NAME: | ZYTO Corporation |
| DOING BUSBIESS AS: (IF ANY) | |
| BILLING ADDRESS: | 1288 South 1380 West, Orem, Utah 84058 |
| PHONE FAX & E-MAIL: | 801-224-7199 |

1. AGREEMENT/LEASE: DirectPointe Financial Services, Inc. ("Lessor") agrees to lease to Lessee the hardware, software and services (collectively, the "System") described on the Lease Schedule(s) ("Schedule(s)") referencing this Master Lease Agreement (the "Agreement"), and Lessee agrees to lease from Lessor the System subject to the terms set forth herein and on each Schedule(s) that the parties may from time to time enter into with respect to this Agreement. Each Schedule identified as being a part of this Agreement incorporates the terms of this Agreement and constitutes a separate lease agreement and is referred to herein as a "Lease". Each Lease is in force and is binding upon Lessee and DPFS upon signed acceptance by Lessor.

2. FINANCE LEASE: Lessor and Lessee agree and acknowledge that it is their intent that each Lease qualify as a finance lease under Article 2A of the Uniform Commercial Code. LESSEE ACKNOWLEDGES AND AGREES THAT LESSEE HAS SELECTED BOTH (1) THE SYSTEM AND (2) THE MANUFACTURER AND/OR SUPPLIER (collectively, the "SUPPLIER") FROM WHOM LESSOR IS TO PURCHASE THE SYSTEM. LESSEE ACKNOWLEDGES THAT LESSOR HAS NOT PARTICIPATED IN ANY WAY IN THE LESSEE'S SELECTION OF THE SYSTEM OR THE SUPPLIER, AND LESSOR HAS NOT SELECTED, MANUFACTURED, SERVICED OR SUPPLIED THE SYSTEM. LESSEE IS ADVISED THAT IT MAY HAVE RIGHTS UNDER THE CONTRACT EVIDENCING LESSOR'S PURCHASE OF THE SYSTEM FROM THE SUPPLIER CHOSEN BY LESSEE AND THAT LESSEE SHOULD CONTRACT THE SUPPLIER FOR A DESCRIPTION OF ANY SUCH RIGHTS.

3. NO WARRANTIES: Lessor is not the manufacturer, developer, publisher, distributor, licensor or supplier of the System and LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTY OR REPRESENTATION AS TO THE FITNESS, QUALITY, DESIGN, CONDITION, CAPACITY, SUITABILITY, VALUE, MERCHANTABILITY OR PERFORMANCE OF THE SYSTEM OR THE MATERIAL OR WORKMANSHIP THEREOF OR AGAINST INTERFERENCE BY LICENSORS OR OTHER THIRD PARTIES, it being agreed that the System is leased "AS IS" and that all such risks are to be borne by Lessee. Provided that Lessee is not in default under a Lease, Lessor assigns to Lessee any warranties made by the Supplier of the System. If Lessee has any claims regarding the System or any other matter arising from Lessee's relationship with the Supplier, Lessee must make them against the Supplier. This provision survives termination of the Lease.

4. AUTHORIZATION DATE AND LEASE DURATION: A Lease commences and rent is due beginning on the date that Lessee certifies in writing to Lessor that the System has been received and accepted by Lessee as installed, tested and ready for use, and Lessee authorizes Lessor in writing to disburse payment to the Supplier ("Authorization Date"). The Term of each Lease is reflected on the Lease and begins on the first day of the calendar month following the Authorization Date. The Term extends for an additional twelve month period ("Extension Term") at the rental rate delineated on the Lease unless Lessee provides to Lessor written notice of Lessee's election not to extend the Term at least one hundred eighty days prior to expiration of the Term.

5. RENTALS: The rent payable is shown on the Schedule(s). The monthly rent is due to Lessor, in advance, for each month or portion of a month beginning on the Authorization Date and continuing for each month that the Lease is in effect. Rents for portions of a month are based on a daily rental equal to one thirtieth of the monthly rent. All rents shall be paid without notice or demand and without abatement, deduction or setoff of any amount whatsoever. The operation and use of the System is solely at the risk of Lessee and the obligation of Lessee to pay rent under the Lease shall be absolute and unconditional. Rents shall be paid to Lessor unless Lessee is otherwise instructed by Lessor or its assignee.

6. LESSEE'S WAIVERS: Lessee hereby waives any and all rights and remedies granted Lessee by Sections 508 through 522 of Article 2A of the Uniform Commercial Code including, by way of example only and not as a limitation: the right to repudiate any Lease and reject the System; the right to cancel any Lease; the right to revoke acceptance of the System; the right to grant a security interest in the System in Lessee's possession and control for any reason; the right to recover damages thereafter for any breach of warranty or for any other reason; deduct all or any part of the claimed damages resulting from Lessor's default, if any, under any Lease; the right to accept partial delivery of the System; the right to "cover" by making any purchase or lease of or contract to purchase or lease systems in substitution for those due from Direct Pointe Inc. the right to recover any general, special, incidental or consequential damages, for any reason whatsoever; and the right to specific performance, replevin, detinue, sequestration, claim and delivery and the like for the System. The waivers contained herein shall not constitute a waiver by Lessee of any of its rights or remedies against the Supplier of the System.

7. INDEMNITY: Lessee assumes liability for, and agrees at its own expense to indemnify and defend Lessor, its employees, officers, directors and assigns, from and against any and all claims, liabilities, losses, damages, and expenses of every kind or nature without limitation, arising out of the use, condition, operation or ownership of any items of the System or for any interruptions of services, loss of business or consequential damages. These indemnities and assumptions survive the termination of this Lease.

8. PERFORMANCE OF LESSEE'S OBLIGATIONS BY LESSOR: If Lessee fails to perform any of its obligations under this Lease, Lessor may, at its option, perform them for Lessee without waiving Lessee's default. Any amount paid by Lessor, and any expense, including reasonable attorney's fees, or any other liability incurred by Lessor as a result of its performance of Lessee's obligations will be payable by Lessee to Lessor upon demand.

9. FURTHER ASSURANCES AND NOTICES: Lessee's signing of this Lease constitutes a firm offer. In consideration of Lessor's time and effort in reviewing and acting on the offer, Lessee agrees that its offer is irrevocable for thirty business days after Lessor's receipt of the offer and of all credit information requested by Lessor. Lessor's signing of the Lease, constitutes acceptance of Lessee's offer. Lessee agrees to sign and provide any documents which Lessor deems necessary for confirmation, assignment and assurance of performance by Lessee of its obligations under the Lease or for perfection of this Lease and the System including, but not limited to, the signing and filing of the Uniform Commercial Code (UCC) financing statements, which Lessee agrees may by signed by Lessor on Lessee's behalf. Lessee authorized Lessor to insert applicable dates as necessary to complete all documentation for the Lease. Prior to Lessor's acceptance of the Lease and for the duration of the Lease, Lessee agrees to promptly provide Lessor with all credit information requested by Lessor including, but not limited to, comparative financial statements for the most current annual and interim reporting periods. Lessee's failure to provide such information to Lessor is an event of default under the Lease. All notices to Lessor must be in writing and sent certified mail return receipt requested to the address show above or such other address as to which Lessee has been notified in writing.

10. DEFAULT: Whenever any amount due under the Lease is not received by Lessor or its assignee when due, Lessee shall pay a delinquency charge equal to 10% of the amount due or the maximum allowed by law for the month in which the amount is due. An Event of Default shall occur if: (a) Lessee fails to pay any rent or other payment under the Lease when due and the failure continues for ten days; (b) Lessee fails to perform or observe any of the covenants or obligations in the Lease other than Lessee's rental obligations, and such failure is not cured within ten days after written notice has been provided; (c) Lessee makes an assignment for the benefit of its creditors, files any petition or takes any action under any bankruptcy, reorganization or insolvency laws; (d) an involuntary petition is filed under any bankruptcy statutes against Lessee or any receiver, trustee or custodian is appointed to take possession of Lessee's properties, unless such petition or appointment is set aside or withdrawn within sixty days of said filing or appointment; (e) Lessee attempts to or does remove, transfer, sell, sublicense, encumber, part with possession, or sublet any of the System; (f) Lessee attempts to assign or transfer this Lease or its interest under the Lease or moves any of the System from the locations(s) set forth on the Schedule without Lessor's prior written consent; or (g) Lessee undergoes a sale, buyout, change in control, or change in ownership of any type, form or manner which, as judged solely by Lessor, results in a material deterioration in Lessee's credit worthiness.

11. REMEDIES: Upon an Event of Default, Lessor may exercise at its sole option any one or more of the remedies permitted by law, including, but not limited to the following: (a) through legal action, enforce performance by Lessee of the applicable covenants and obligations of this Agreement or recover damages for the breach of those covenants or obligations; (b) terminate the Lease and Lessee's rights under the Lease; (c) by notice in writing to Lessee, recover (i) all amounts

due on or before the date Lessor declared the Lease to be in default, plus, (ii) the total value of all unpaid Lease payments for the entire Lease term plus the estimated fair market value of the System at the end of the originally scheduled Lease term or the agreed purchase option price, if any, all of which shall be discounted to the date of payment by Lessee at an annual rate equal to the lesser of six percent (6%) or the rate then available for United States Treasury obligations having an average life equal to the remaining Lease term (the "Liquidated Amount"), without any presentment, demand, protest or further notice, all of which are hereby expressly waived by Lessee, at which time the Liquidated Amount shall become immediately due and payable; (d) take immediate possession of the System, or any part of the System, from Lessee free from claims by Lessee, and (e) charge Lessee interest on all sums due Lessor at the rate of eighteen percent (18%) per annum from the date of default until paid, but in no event more than the maximum rate permitted by law. In the case of Software, it is agreed that Lessee's unauthorized use, disclosure, or transfer of the Software will cause Lessor significant damages which, at the time parties enter the Lease, are impossible to quantify or predict. Therefore, if Lessee is found to be using in any manner all or any portions of the Software after the termination of this Lease, or after an Event of Default under the Lease, or its Supplier terminates a license of Lessee's right to use the Software for an alleged breach of the use, disclosure, or transfer restrictions imposed on Lessee, the parties hereby agree that liquidated damages shall be payable immediately by Lessee to Lessor in an amount which is equal to two times the amount paid by Lessor for the Software. The exercise of any of the foregoing remedies by Lessor will not constitute a termination of this Lease unless Lessor so notifies Lessee in writing. If Lessor repossesses the System, Lessor may rent or sell the System in such a manner and at such times as Lessor may determine and without notice to Lessee. In the event that Lessor rents the System, any rentals received by Lessor for the remaining Term(s) of the Lease(s) shall be applied to the payment of, (i) all costs and expenses including attorney's fees incurred by Lessor in enforcing its remedies under the Lease, and (ii) the Liquidated Amount and (iii) all other sums then remaining unpaid under the Lease. All rentals received by Lessor for the period commencing after the remaining Term(s) shall be retained by Lessor. Lessee shall remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (i) through (iii) above exceed the aggregate rentals received by Lessor under such agreements for the remaining Term(s) applicable to the System covered by such agreements. In the event that Lessor sells the System, the proceeds will be applied to the sum of: (1) all costs and expenses including attorney's fees incurred by Lessor in enforcing its remedies under the Lease and in disposing of the System, (2) the Liquidated Amount, and (3) any and all other sums other than rentals then owing to Lessor by Lessee under the Lease. Lessee will remain liable to Lessor to the extent that the aggregate amount of the sums referred to in clauses (1) through (3) above exceeds the proceeds received by Lessor in connection with the disposition of the System. Lessor's remedies under this lease shall not be deemed exclusive. Waiver of any default or breach of this Agreement shall not be construed as a waiver of subsequent or continuing defaults or breaches.

12. TITLE, USE AND MAINTENANCE: The System is, and shall be at all times be and remain the sole and exclusive property of Lessor, and Lessee, notwithstanding any trade-in or down payment made by Lessee or on its behalf with respect to the System, shall have no right, title or interest therein or thereto, except as to the use thereof subject to the terms and conditions of this Agreement and the related Lease. Lessee shall use the System solely in the conduct of its business and in a careful and proper manner consistent with the requirements of all applicable insurance policies; shall only permit qualified personnel to operate the System and shall not discontinue the use of the System during the Lease Term. Lessee will not modify the System in any way without the prior written consent of Lessor, which consent shall not be unreasonably withheld. Lessee shall not attach or incorporate the System to or in any other item of System or software in such a manner that the System becomes or may be deemed to have become an accession to or a part of such other item of System or software. At its own expense, Lessee will cause the System to be kept, used and maintained as recommended by the Supplier or Supplier's maintenance manuals and plans by competent and duly qualified personnel only approved by the Supplier, in accordance with applicable governmental regulations, if any, and for business purposes only and in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear resulting from proper use alone excepted, and will provide all maintenance and service and make all repairs or replacements reasonably necessary for such purpose. Lessee shall record in a log book all maintenance and repairs performed on the System and deliver the same to Lessor from time to time as requested by Lessor and upon termination of the Lease. If any parts or accessories forming part of the System become worn out, lost, destroyed, damaged beyond repair or otherwise permanently rendered unfit for use, Lessee, at its own expense, shall within a reasonable time cause such parts or accessories to be replaced by replacement parts or accessories which are free and clear of all liens, encumbrances or rights of others and have a utility at least equal to the parts or accessories replaced. All System, software accessories, upgrades, parts and replacements for or which are added to or become attached to the System, which are essential to the operation of the System or which cannot be detached from the System without materially interfering with the operation of the System or adversely affecting the value and utility which the System would have had without the addition thereof, shall immediately become the property of Lessor, and shall be deemed incorporated in the System and subject to the terms of this Agreement and the related Lease as if originally leased hereunder. Lessee shall not make any material alterations to the System without the prior written consent of Lessor. Upon reasonable advance notice, Lessor shall have the right to inspect the System, log book and all other maintenance records with respect thereto, if any, at any reasonable time during normal business hours. In the event the Lease payments include the cost of maintenance and/or service being provided by Supplier, Lessee acknowledges that Lessor is not responsible for providing any required maintenance and/or service for the System. Lessee shall make all claims for service and/or maintenance solely to the Supplier and Lessee's obligation to make all required Lease payments shall remain unconditional.

13. ASSIGNMENT: LESSEE MAY NOT ASSIGN THIS AGREEMENT, ANY LEASE OR THE RIGHTS HEREUNDER, NOR SHALL THE LESSEE SUBLEASE OR LEND THE SYSTEM OR SUBMIT IT TO BE USED BY ANYONE OTHER THAN LESSEE'S EMPLOYEES WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD. Lessor may at any time assign all or part of any interest in this Agreement or any Lease and in each item of the System and monies to become due to Lessor hereunder, and Lessor may grant security interests in the System, subject to the Lessee's rights therein. In such events, all the provisions of this Agreement or any Lease hereunder for the benefit of Lessor shall inure to the benefit of and be exercised by or on behalf of such assignee, but the assignee shall not be liable for or be required to perform any of Lessor's obligations to Lessee. The Lessor may direct that all Lease payments due and to become due under this Agreement or any Lease hereunder and assigned by Lessor shall be paid directly to assignee, upon notice of such assignment to Lessee. The right of the assignee to the payment of the assigned Lease Payments, the performance of all Lessee's obligations and to exercise any other of Lessor's rights hereunder shall not be subject to any defense, counterclaim or set-off which the Lessee may have or assert against the Lessor, and the Lessee hereby agrees that it will not assert any such defenses, set-offs, counterclaims and claims against the assignee. No such assignment by Lessor shall relieve Lessor of its obligations or limit or otherwise affect Lessee's rights and/or obligations hereunder.

14. RETURN OF SYSTEM, STORAGE: The Lessee shall, at its sole expense, surrender each item of the System then subject to any Lease hereunder at the expiration or earlier termination of the Lease Term by delivering the item to the Lessor at a location accessible by common carrier and designated by the Lessor within the Continental United States or, if specified by the Lessor, into the custody of a carrier designated by the Lessor. In the case of Software, Lessee shall destroy all intangible items constituting such Software and shall deliver to Lessor all tangible items constituting such Software. At Lessor's request, Lessee shall also certify in a form acceptable to Lessor that: (i) Lessee has complied with the above Software return provisions, (ii) Lessee will not use the Software after the expiration or earlier termination of the Lease Term; and (iii) Lessee shall permit Lessor and/or the Supplier of the Software to inspect Lessee's locations to verify compliance with the terms hereof. If the item of the System is delivered into the custody of a carrier, the Lessee shall arrange for the shipping of the item and its insurance in transit in accordance with the Lessor's instructions and at the Lessee's sole expense. The Lessee, at its sole expense, shall completely sever and disconnect the System from the Lessee's property, all without liability of the Lessor to the Lessee, or to any person claiming through or under the Lessee, for damage or loss caused by such severance and disconnection. The Lessee, at its sole expense, shall pack or crate the System or its component parts carefully and in accordance with any recommendations of the Supplier with respect to similar new software or System before surrendering the System to the Lessor. The Lessee shall deliver to the Lessor the plans, specifications, operation manuals and other warranties and documents furnished by the Supplier of the System and such other documents in the Lessee's possession relating to the maintenance and methods of operation of such System. When an item of Software or System is surrendered to the Lessor it shall be in the condition and repair required to be maintained under this Agreement. It will also be free of all evidence of advertising or insignia placed on it by the Lessee and meet all legal and regulatory conditions necessary for the Lessor to sell or lease it to a third party and be free of all liens. If Lessor reasonably determines that an item of Software or System, once it is returned, is not in the condition required hereby, Lessor may cause the repair, service, upgrade, modification or overhaul of the item of Software or System to achieve such condition and upon demand, Lessee shall promptly reimburse Lessor for all amounts reasonably expended in connection with the foregoing. Should Lessee not return the System at the end of the Lease Term, Lessee shall continue to make Lease payments to Lessor in the sum equal to the last Lease payment and at the same intervals as set out in the Lease as a month-to-month lease term (or other term as designated by Lessor) until returned by Lessee or until returned upon demand therefore by Lessor. The acceptance of said Lease Payments by Lessor shall not waive Lessor's right to have the System promptly returned to Lessor pursuant to the provisions hereof, nor shall the acceptance of said Lease Payments be deemed to be an extension of the Lease Term. Upon written request of the Lessor, the Lessee shall provide free storage for any item of System for a period not to exceed 60 days after expiration of its Lease Term before returning it to the Lessor. The Lessee shall arrange for the insurance described to continue in full force and effect with respect to such item during its storage period and the Lessor shall reimburse the Lessee on demand for the incremental premium cost of providing such insurance.

15. LOSS OR DAMAGE: Lessee hereby assumes and shall bear the entire risk of loss (including theft, requisition of use, erasure or inoperability) or destruction of or damage to the System from any and every cause whatsoever, whether or not

[redacted]

insured, until the System is returned to Lessor. No such loss or damage shall relieve Lessee from any obligation under this Agreement or any Lease hereunder, which shall continue in full force and effect. In the event of damage to or loss or destruction of the System (or any item thereof), Lessee shall promptly notify Lessor in writing of such fact and shall, at the option of Lessor, (a) place the same in good repair, condition and working order, (b) replace the Software and/or System with like Software and/or System in good repair, condition and working order, acceptable to Lessor and transfer clear title to or a right to use, as appropriate, such Software and/or replacement System to Lessor, whereupon such Software and/or System shall be subject to the Lease and be deemed the System for purposes hereof, or (c) on the due date for the next Lease payment or upon the expiration of the Lease, whichever first occurs, pay to Lessor: (i) the Stipulated Loss Value therefore as may be specified in the Lease plus all Lease payments then due, or if the Lease does not provide for Stipulated Loss Values, (ii) the Liquidated Amount, whereupon the Lease shall terminate with respect thereto.

16. INSURANCE: Lessee shall obtain, maintain and keep the System insured against all risks of loss or damage from every cause whatsoever including, without limitation, loss by fire, theft, "mysterious disappearance", collision, earthquake, flood and such other risks of loss as are customarily insured against on the type of System leased hereunder by businesses of the type in which Lessee is engaged, in an amount not less than the replacement cost or Stipulated Loss Value of the System, whichever is greater, without deductible and without co-insurance. Lessee shall maintain such insurance coverage for the entire Lease Term. Lessee shall also obtain and maintain for the entire Lease Term, comprehensive public liability insurance covering liability for bodily injury, including death, and property damage resulting from the purchase, ownership, leasing, maintenance, use, operation or return of the System with a combined single limit of not less than One Million Dollars ($1,000,000.00) per occurrence. If Lessee is a doctor, hospital or other health care provider, Lessee shall furnish Lessor with evidence of sufficient professional liability insurance. All said insurance shall be in a form and an amount and with companies reasonably satisfactory to Lessor. Lessor, its successors or assigns, shall be the sole named loss payee with respect to insurance for damage to or loss of the System and shall be named as an additional insured on the public liability insurance. Lessee shall pay all premiums for such insurance and shall deliver to Lessor the original policy or policies of insurance, certificates of insurance, or other evidence satisfactory to Lessor evidencing the insurance required thereby, along with proof, satisfactory to Lessor, of the payment of the premiums for such insurance policies. All insurance shall provide for at least sixty (60) days advance written notice to Lessor before any cancellation, expiration or material modification thereof and also provide that no act or default of any person other than Lessor, its agents or those claiming under Lessor, will affect Lessor's right to recover under such policy or policies in case of loss. Lessee hereby irrevocably appoints Lessor as Lessee's attorney-in-fact (which power shall be deemed coupled with an interest) to make claim for, receive payment of, and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy. Unless Lessee is in default, Lessee may with the prior written approval of Lessor, settle and adjust all such claims. Lessee agrees if Lessee shall fail to procure, maintain, and pay for such insurance, Lessor shall have the right, but not the obligation, to obtain such insurance on behalf of and at the expense of Lessee. In the event Lessor does obtain such insurance, Lessor may charge and Lessee shall pay an insurance fee on which Lessor may make a profit.

17. LAWS, REGULATIONS AND TAXES: Lessee shall comply with all laws, regulations and orders relating or pertaining to the System, this Agreement or any Lease hereunder and Lessee shall be responsible for, as and when due, and shall indemnify and hold Lessor harmless from and against all present and future taxes and other governmental charges, or any increases therein (including, without limitation, sales, use, leasing and stamp taxes and license and registration fees) and amounts in lieu of such taxes and charges and any penalties or interest on any of the foregoing, imposed, levied upon, in connection with, or as a result of the purchase, ownership, delivery, leasing, possession or use of the System, or based upon or measured by the Lease payments or receipt with respect to this Agreement or any Lease hereunder. Lessee shall not, however, be obligated to pay any taxes on or measured by Lessor's net income. Lessee authorizes Lessor to add to the amount of each Lease payment any sales, use or leasing tax that may be imposed on or measured by such Lease payment. Lessee shall pay Lessor on demand, as additional rent, the amount of the personal property tax required to be paid by Lessor as owner of the System, plus reasonable costs incurred in collecting and administering any taxes, assessments or fees and remitting them to the appropriate authorities and interest thereon at the highest legal rate allowed, from the date due until fully paid. In the event Lessee does not pay all sums specified above, Lessor has the right, but not the obligation, to pay the same. If Lessor shall so pay any of the aforementioned, then the Lessee shall remit such amount with the next Lease payment plus Lessor's reasonable costs incurred in collecting and administering any taxes, assessments or fees and remitting them to the appropriate authorities. The obligations contained in this Section continue beyond the termination of the Lease if the obligations occurred during the Lease Term.

18. CHOICE OF LAW: This Agreement and each Lease shall be governed by the laws of the Commonwealth of Utah, without regard to its choice of law principles. Venue for any action or suit regarding this Agreement or any Lease, including their enforcement and interpretation, shall be in any state court sitting in Utah or the Federal District Court for the Eastern District of Utah. Lessee waives its right to a jury trial.

19. MISCELLANEOUS: All agreements, representations and warranties contained in this Agreement, or in any document or certificate delivered pursuant to or in connection with this Agreement, shall expressly survive the termination of this Lease. If any provision of this Agreement or a Lease is determined to be unenforceable, such determination shall not invalidate the remaining provisions of this Agreement or the Lease. To the extent permitted by applicable law, Lessee waives any provision of law, which renders any provision hereof prohibited or unenforceable in any respect. Time is of the essence of this Agreement and each provision thereof.

This Agreement and the applicable Schedule(s) contain the entire agreement between Lessor and Lessee with respect to the subject matter hereof. This Agreement and the Leases can only by modified in writing, with such modifications signed by a person authorized to sign agreements on behalf of Lessee and by an authorized signer of Lessor. No oral or other written agreements, representations or promises shall be relied upon by, or be binding on, the parties unless made a part of this Agreement by a written modification signed by an authorized signer of Lessee and Lessor.

This Agreement is subject to acceptance by Lessor's Finance Committee. By signing below, the signer certifies that he or she has read this Agreement, including the reverse side, has had an opportunity to discuss its terms with Lessor and is authorized to sign on behalf of Lessee. Until an authorized signer of Lessor has signed this Agreement, it will constitute a firm offer by Lessee.

| LESSEE / OFFEROR SIGNATURE |
|---|
| By: Vaughn R Cook, CEO |
| Print Name: Vaughn R Cook |
| Title: CEO |
| Date: 7/16/2008 |

| ACCEPTED BY LESSOR DIRECTPOINTE FINANCIAL SERVICES, INC. |
|---|
| By: [signature] |
| Print Name: Eugene Call |
| Title: Executive Vice President |
| Date: 7/16/2008 |

# DIRECTPOINTE FINANCIAL SERVICES

*Making Technology Affordable*

## MASTER LEASE SCHEDULE

| LESSOR | |
|---|---|
| FULL LEGAL NAME: | DirectPointe Financial Services, Inc. |
| ADDRESS: | 333 South 520 West Suite 205 Lindon, UT 84042 |
| AGREEMENT CONTACT: | Keith Carter |
| PHONE FAX & E-MAIL: | 801.608.3881 / 801.608.3009 / info@dpfs.net |
| MASTER LEASE AGREEMENT ORDER NO. | 071609 |
| MASTER LEASE SCHEDULE NO. | 071609A |
| LEASE SCHEDULE DATE: | 7/16/2009 |

| LESSEE | |
|---|---|
| FULL LEGAL NAME: | ZYTO Corporation |
| DOING BUSINESS AS: (IF ANY) | |
| BILLING ADDRESS: | 1286 South 1380 West, Orem, Utah 84058 |
| PAYMENT ADDRESS: (IF DIFFERENT) | same as payment address |
| PHONE FAX & E-MAIL: | 801-224-7199 |
| SEND INVOICE TO ATTENTION OF: | Kent Howard |
| PAYMENT ADDRESS: (IF DIFFERENT) | |

This Lease Schedule (the "Lease") is issued in connection with Master Lease Agreement Order No. 071609, dated 7/16/2009 (the "Agreement"). All of the terms of the Agreement are incorporated in to this Lease as if fully reflected on the Lease. The terms of this Lease and the Agreement combine to form a customized Lease with an independent Term unless a coterminous Term is otherwise noted. Upon acceptance of this Lease by DirectPointe Financial Services, Inc. ("Lessor"), any such deposit shall be held as security deposit and applied to first and last month rental due under the Lease.

| TERM OF SCHEDULE: | ADVANCE PAYMENTS: | MONTHLY RENTAL: | NUMBER OF PAYMENTS: |
|---|---|---|---|
| 16 Months | $ 6,400.00 | 16 MONTHS AT $5,400.00<br>1 MONTH AT $1,636.00<br>(Plus sales tax if applicable) | 16 |

(See Exhibit / Attachment A – System Description)

Lessee has the right to quietly enjoy the use of the System without interference by Lessor or its assignee provided Lessee is in compliance with the terms of this Lease. At the expiration of the Term or, if extended pursuant to the Agreement, at the expiration of the extension term Lessee shall: (i) purchase the System for a fair market value as mutually agreed by both Lessor and Lessee; (ii) promptly return all of the applicable System pursuant to the Terms and Conditions of this Lease and lease upgraded System from Lessor; or (iii) extend the Lease for a period of one additional year at the rental rate delineated herein. Lessor and Lessee shall have absolute discretion regarding their agreement or lack thereof as it pertains to option (i) and (ii); if the parties have not agreed to either option by the expiration of the applicable Term, then option (iii) shall prevail.

The individual signing below certifies that he or she has read this Lease including the Terms and Conditions applicable to this Lease and the Agreement, and is authorized to sign this Lease on behalf of Lessee. This Lease along with the Agreement contains the entire agreement between Lessor and Lessee with respect to the subject matter hereof. This Lease can only be modified in writing, with such modifications signed by a person authorized to sign agreements on behalf of Lessee and by an authorized signer of Lessor. No oral or other written agreements, representations or promises shall be relied upon or be binding on either unless made a part of this Lease by a written modification signed by an authorized signer of both Lessee and Lessor.

| ACCEPTED BY LESSOR<br>DIRECTPOINTE FINANCIAL SERVICES, INC. |
|---|
| By: Eugene Call (signature) |
| Print Name: Eugene Call |
| Title: Executive Vice President |
| Date: 7/16/2009 |

| LESSEE / OFFEROR<br>SIGNATURE |
|---|
| By: Vaughn R Cook, CEO (signature) |
| Print Name: Vaughn R Cook |
| Title: CEO |
| Date: 7/16/2009 |